Second Quarter 2017 Earnings Conference Call August 2, 2017 Exhibit 99.02

2 Safe Harbor Statement This presentation includes statements that are forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward-looking statements is contained in EE's most recently filed periodic reports and in other filings made by made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and includes, but is not limited to:  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program and our ability to complete construction on budget and on time  Potential delays in our construction schedule due to legal challenges or other reasons  Costs at Palo Verde  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Possible physical or cyber attacks, intrusions or other catastrophic events  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this news release, and EE does not undertake to update any forward- looking statement contained herein. August 2, 2017

3 Q2 & YTD Financial Results August 2, 2017  Reported Q2 2017 net income of $36.1 million (or $0.89 per share), compared to Q2 2016 net income of $22.3 million (or $0.55 per share)  Reported YTD 2017 net income of $32.1 million (or $0.79 per share), compared to YTD 2016 net income of $16.5 million (or $0.41 per share)

4 2017 Texas Rate Case Update August 2, 2017  Filed general rate case on February 13, 2017, Docket No. 46831, based on a historical test year ended September 30, 2016  Request included:  Non-fuel base revenue increase of $42.5 million  Revised on July 21, 2017 to $39.2 million, primarily due to severing rate case expenses of $3.0 million  Rate case expenses will be reviewed under Docket No. 47228  Final rates relating back to July 18, 2017  Rate case is needed to recover costs of approximately $444.3 million to complete the Montana Power Station (MPS) and other investments  Hearing on the merits scheduled to begin August 21, 2017 and extend through September 1, 2017

5 Large Scale Solar Projects  EE’s Texas Community Solar Facility (3MW) became operational during Q2 2017 and is the largest utility-owned community solar project in Texas  The Holloman Air Force Base (HAFB) Solar Project (5MW) is anticipated to be completed in the first half of 2018  Currently exploring additional projects August 2, 2017

6 Native System Peak Load Growth  Set a new native system peak record on June 22, 2017 of 1,935 MW  The 2017 peak is 2.3% or 43 MW higher than the peak established in 2016  EE has set a new peak in 16 out of the past 17 years CAGR 2.88% August 2, 2017 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 2,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1,376 1,428 1,508 1,524 1,571 1,616 1,714 1,688 1,750 1,766 1,794 1,892 1,935 MW’s

7 Request For Proposal (RFP) to Meet Future Power Generation Needs August 2, 2017  EE anticipates that a total of approximately 370 MW of additional resources will be needed by the summer of 2023  Approximately 50 MW of capacity will be needed by 2022 and an additional capacity of 320 MW by 2023  EE issued an All-Source RFP on June 30, 2017  Bids must be submitted by October 4, 2017  Anticipate a final decision in Q2 2018  All sources of generation will be considered in order to provide the most cost effective and reliable electric service to our customers

8 Q2 Key Earnings Drivers August 2, 2017 Q2 Basic EPS Description June 30, 2016 0.55$ Changes In: Retail non-fuel base revenues 0.30 Increased primarily due to the non-fuel base rate increase related to the final order in the 2015 Texas rate case, warmer weather and a 1.8% growth in the average number of retail customers. Palo Verde performance rewards, net 0.08 Recognition of performance rewards associated with the 2013 to 2015 periods, net of disallowed fuel and purchased power costs related to the resolution of the Texas fuel reconciliation proceeding. Investment and interest income 0.06 Increased primarily due to higher realized gains on securities sold from EE's Palo Verde decommissioning trusts. Depreciation and amortization 0.02 Decreased primarily due to reductions resulting from changes in depreciation rates as approved in our 2015 Texas and New Mexico rate cases and the sale of EE's interest in Units 4 and 5 of the Four Corners Power Plant. These decreases were partially offset by increases in plant, including MPS Units 3 & 4, which were placed in service in May and September 2016, respectively. AFUDC (0.05) Decreased primarily due to lower construction work in progress balances, primarily due to MPS Units 3 & 4 being placed in service in May & September 2016, respectively and a reduction in the AFUDC rate effective January 2017. Administrative and general expense (0.04) Increased due to timing of the accrual of employee incentive compensation and an annual merit increase. Taxes other than income taxes (0.03) Increased due to increased revenue related taxes and increased property valuations in Texas as a result of MPS Units 3 & 4 being placed in service in 2016. June 30, 2017 0.89$

9 Q2 Customers and Retail Sales August 2, 2017 Average No. of Customers Percent Change (1) MWH Percent Change (1) Residential 367,686 1.6% 724,656 6.7% C&I Small 41,860 2.5% 647,377 2.2% C&I Large 48 (2.0%) 276,391 2.0% Public Authorities 5,622 6.6% 423,374 4.5% Total Retail 415,216 1.8% 2,071,798 4.2% Cooling Degree Days 1,108 14.8% Heating Degree Days 45 (40.0%) (1) Percent Change expressed as change in Q2 2017 from Q2 2016

10 Q2 Weather Summary August 2, 2017 1,008 1,013 995 1,169 1,178 1,138 1,095 929 965 1,108 0 200 400 600 800 1000 1200 1400 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q2 CDD's 10-YR Average 10-YR CDD Average – 1,060 Q2 2017 CDD’s • 4.5% Above 10-YR Average • 14.8% Above Q2 2016

11 Capital Requirements and Liquidity August 2, 2017  On June 30, 2017, EE had liquidity of $182.4 million, including cash and cash equivalents of $11.3 million and unused capacity under the revolving credit facility  Expended $108.1 million for additions to utility plant for the six months ended June 30, 2017  Capital expenditures for utility plant in 2017 are expected to be approximately $215.0 million  On July 27, 2017, the Board declared a quarterly cash dividend of $0.335 per share of common stock payable on September 29, 2017 to shareholders of record as of September 15, 2017  Two tranches of debt are maturing or subject to mandatory tender for purchase on August 15, 2017 and September 1, 2017 for $50.0 million and $33.3 million, respectively  EE has adequate liquidity to meet all cash requirements, including the repayment of these two tranches

12 Q & A August 2, 2017